Fiscal 2011 2 nd Quarter Financial Results Conference Call February 2010 Exhibit 99.2

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of
1934, as amended. When used herein, words such as “believe,” “expect,”
“anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-
looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-
time in the Company’s filings with the Securities and Exchange Commission.

• Fiscal 2011 2
nd
Quarter Consolidated Results
• 2
nd
Quarter Segmented Operating Results
• Liquidity & Capital Resources
• SMS Colorado 2
nd
Quarter Financial Results
• Growth Investments
• Outlook
• Q & A
Today’s Agenda
Today’s Agenda

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2011 Q2
Fiscal 2011 Q2
($ in 000’s, except per share)
2010 2009
Net Sales      46,331      47,223
          (892)
Gross Profit        7,547        8,135
          (588)
16.3% 17.2%
Selling and Administrative Expense        5,689        5,109
            580
Internal R&D Expense            155                 -
            155
Restructuring / Impairment Charges                 -        1,007
       (1,007)
Gain On Acquisition                 -                 -
               -
Operating Income        1,581        1,479
            102
3.4% 3.1%
Income Before Provision For (Benefit From) Income Tax        1,549        1,319
            230
Provision For (Benefit From) Income Taxes            114       (1,929)
         2,043
Net Income        1,435        3,248
       (1,813)
3.1% 6.9%
Income per Share, Basic and Diluted           0.14           0.33
         (0.19)
3 Months ending Dec 31,
Year over
Year
Variance

Medical Operating Results
Medical Operating Results
SEGMENT FY11
% of Total
FY10
% Change
2010
% of Total
2009
% Change
Medical $    25,650
55%
$    17,358
48%
$    44,695
49%
$    36,914
21%
EMS         10,512
23%
        14,324
-27%
       22,840
25%
       31,927
-28%
DSS         13,179
28%
        19,022
-31%
       30,776
33%
       32,367
-5%
Eliminations         (3,010)
-6%
        (3,481)
-14%
        (6,213)
-7%
        (5,881)
6%
Totals $    46,331
100%
$    47,223
-2%
$    92,098
100%
$    95,327
-3%
SEGMENT FY11
GP %
FY10
GP %
2010
GP %
2009
GP %
Medical $       3,790
14.8%
$       2,463
14.2%
$      5,657
12.7%
$      5,397
14.6%
EMS              749
7.1%
             711
5.0%
         1,656
7.3%
         1,729
5.4%
DSS           3,008
22.8%
          4,961
26.1%
         7,260
23.6%
         8,381
25.9%
Totals $       7,547
16.3%
$       8,135
17.2%
$    14,573
15.8%
$    15,507
16.3%
($ in 000’s, except per share)
2nd Quarter Sales
2nd Quarter Gross Profit
Fiscal Year Sales
Fiscal Year Gross Profit

EMS Operating Results
EMS Operating Results
SEGMENT FY11
% of Total
FY10
% Change
2010
% of Total
2009
% Change
Medical $    25,650
55%
$    17,358
48%
$    44,695
49%
$    36,914
21%
EMS         10,512
23%
        14,324
-27%
       22,840
25%
       31,927
-28%
DSS         13,179
28%
        19,022
-31%
       30,776
33%
       32,367
-5%
Eliminations         (3,010)
-6%
        (3,481)
-14%
        (6,213)
-7%
        (5,881)
6%
Totals $    46,331
100%
$    47,223
-2%
$    92,098
100%
$    95,327
-3%
SEGMENT FY11
GP %
FY10
GP %
2010
GP %
2009
GP %
Medical $       3,790
14.8%
$       2,463
14.2%
$      5,657
12.7%
$      5,397
14.6%
EMS              749
7.1%
             711
5.0%
         1,656
7.3%
         1,729
5.4%
DSS           3,008
22.8%
          4,961
26.1%
         7,260
23.6%
         8,381
25.9%
Totals $       7,547
16.3%
$       8,135
17.2%
$    14,573
15.8%
$    15,507
16.3%
($ in 000’s, except per share)
2nd Quarter Sales
2nd Quarter Gross Profit
Fiscal Year Sales
Fiscal Year Gross Profit

DSS Operating Results
DSS Operating Results
SEGMENT FY11
% of Total
FY10
% Change
2010
% of Total
2009
% Change
Medical $    25,650
55%
$    17,358
48%
$    44,695
49%
$    36,914
21%
EMS         10,512
23%
        14,324
-27%
       22,840
25%
       31,927
-28%
DSS         13,179
28%
        19,022
-31%
       30,776
33%
       32,367
-5%
Eliminations         (3,010)
-6%
        (3,481)
-14%
        (6,213)
-7%
        (5,881)
6%
Totals $    46,331
100%
$    47,223
-2%
$    92,098
100%
$    95,327
-3%
SEGMENT FY11
GP %
FY10
GP %
2010
GP %
2009
GP %
Medical $       3,790
14.8%
$       2,463
14.2%
$      5,657
12.7%
$      5,397
14.6%
EMS              749
7.1%
             711
5.0%
         1,656
7.3%
         1,729
5.4%
DSS           3,008
22.8%
          4,961
26.1%
         7,260
23.6%
         8,381
25.9%
Totals $       7,547
16.3%
$       8,135
17.2%
$    14,573
15.8%
$    15,507
16.3%
($ in 000’s, except per share)
2nd Quarter Sales
2nd Quarter Gross Profit
Fiscal Year Sales
Fiscal Year Gross Profit

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Empowering your Vision

Outstanding Debt ($ '000)
50,000
25,000
0
Debt:Equity Ratio
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.20
0.36
0.42
0.03
0.03
17,011
25,588
22,989
1,917
1,856
Jun-07
Jun-08
Jun-09
Jun-10
Dec-10

Liquidity & Capital Resources
Liquidity & Capital Resources
($ in '000)
Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
Cash and equivalents 12,012 16,144 30,589 27,281 29,941
LOC Availability 15,461 15,868 16,897 17,769 17,389
Total 27,473 32,012 47,486 45,050 47,330
($ in '000)
Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
Credit Revolver -         -         -         -         -
Long Bank Term Debt -         -         -         -         -
Former Astro Owners 1,029    1,029    -         -         -
IRB (Ohio) 1,973    1,945    1,917    1,887    1,856
Total 3,002    2,974    1,917    1,887    1,856
($ in '000)
Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
Net Inventory 31,888 28,808 26,514 36,629 35,076
Cash Availability
Debt
Inventory

SMS Colorado
2
nd
Quarter Financial Results
($ in 000’s)
2009 2010 2010 2010
Colorado
Pro Forma
Colorado Strongsville Total Medical
Net Sales
$         6,990
$    11,356 $    14,294 $    25,650
Gross Profit
(99)
1,765 2,025 3,790
Gross Margin -1.4% 15.5% 14.2% 14.8%
Operating Income (Loss)
(430)
1,110 740 1,850
Operating Margin -6.2% 9.8% 5.2% 7.2%
Net Income (Loss)
$             (44)
$      1,204 $             - $      1,204
Net Profit Margin
-0.6%
10.6% 0.0% 4.7%
3 months ending Dec 31,

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Strategic
M&A
sparton
Internal
Research &
Development
(IP)
Targeted
Business
Development

Growth Investments
Growth Investments
Focus:
Use growth investments to achieve sustainable year-over-year revenue and profit increases and to further place protective barriers around Sparton.
Supported by market research &
go-to-market programs

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Empowering your Vision

MEDICAL
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EMPOWERING
YOUR VISION
MEDICAL

Business Development
Business Development
Marketing Initiative Progress
Marketing Initiative Progress
• New Brand Identity
– Logo
– Tagline
– Key Attributes
• Trade Show Booth
– Design Completed
– Construction Phase
– CY2011 Schedule Presented
– Preview: January 14th, 2011
– Launch: MD&M-West Feb 2011
• Collateral Materials
– PowerPoint, Brochures, Etc.
• Website
– Launch Corporate & Medical first
– DSS and Complex Systems to follow
Schedule of Events
National Sales Meeting Jan 13 Schaumburg Cross Sell & Goal Setting
Launch New Website Feb 8 Worldwide Web Update Corp & Medical 1st
MD & M West Feb 8-10 Anaheim Medical
AmCon (regional) Mar 2-3 Orlando EMS Contract Manufacturing
SATCON Expo Mar 14-17 Washington DC Navigation & Exploration
Navy League Apr 11-13 Maryland Advanced Security
AmCon (regional) Apr 26-27 Denver EMS Contract Manufacturing
MD & M East Jun 7-10 New York Medical
AUVSI Aug 16-19 Washington Navigation & Exploration
SEG ‘11 (O&G) Sep 18-23 San Antonio Oil & Gas Exploration
MD & M Twin City Nov 2-3 Minneapolis Medical
BioMEDevice West Dec 6-7 San Jose Medical

• Focus on sustained profitability
– Continue margin improvements in EMS
– Further improvements in operating performance through lean and quality efforts
• Implement the strategic growth plan
– Anticipate modest organic revenue growth
– Enhance the Business Development organization
– Develop and launch a new marketing strategy
– Invest in new product development
• Delphi Medical Systems will continue to be accretive
• Continue to look at complementary and compatible acquisitions
Fiscal 2011 Outlook
Fiscal 2011 Outlook

13 Q & A Q & A